Exhibit 21

Subsidiaries of CBS Corporation*
(as of January 1, 2019)

DOMESTIC

Subsidiary Name	Place of Incorporation or Organization
13 Investments LLC	Louisiana
13 Productions LLC	Louisiana
90210 Productions, Inc.	California
A.S. Payroll Company, Inc.	California
Aaron Spelling Productions, Inc.	California
Acorn Pipe Line Company	Texas
Acorn Properties, Inc.	Texas
Acorn Trading Company	Texas
Addax Music Co., Inc.	Delaware
Aetrax International Corporation	Delaware
Ages Electronics, Inc.	Delaware
Ages Entertainment Software LLC	Delaware
All Media Inc.	Delaware
ALTSIM Inc.	Delaware
Amadea Film Productions, Inc.	Texas
Amazing Race Productions Inc.	Delaware
Antilles Oil Company, Inc.	Puerto Rico
A-R Acquisition Corp.	Delaware
Armacost Music LLC	Delaware
Around the Block Productions, Inc.	Delaware
Aspenfair Music, Inc.	California
Atlanta Television Station WUPA Inc.	Delaware
Avery Productions LLC	Delaware
BAPP Acquisition Corporation	Delaware
Barrington Songs LLC	Delaware
Bay County Energy Systems, Inc.	Delaware
Bay Resource Management, Inc.	Delaware
Beverlyfax Music, Inc.	California
Big Ticket Music Inc.	Delaware
Big Ticket Pictures Inc.	Delaware
Big Ticket Productions Inc.	Delaware
Big Ticket Television Inc.	Delaware
Blackrock Insurance Corporation	New York
Blue Cow Inc.	Delaware
Bombay Hook LLC	Delaware
Bonneville Wind Corporation	Utah
Boxing Acquisition Inc.	Delaware
Branded Productions, Inc.	California
Brentwood Pictures Inc.	Delaware
Brotherhood Productions, Inc.	Rhode Island
Bruin Music Company	Delaware

Buster Productions Inc.	Delaware
C-28 FCC Licensee Subsidiary, LLC	Delaware
Caroline Films Productions, Inc.	California
CBS/CTS Airport Network Inc.	Delaware
CBS/CTS Inc.	Delaware
CBS/Westinghouse of PA Inc.	Delaware
CBS (PDI) Distribution Inc.	Delaware
CBS 247 Inc.	Delaware
CBS Advertiser Services Inc.	Delaware
CBS AJV Inc.	Delaware
CBS All Access International LLC	Delaware
CBS Asia Inc.	Delaware
CBS Broadcast International Asia Inc.	New York
CBS Broadcasting Inc.	New York
CBS Broadcasting West Inc.	Delaware
CBS Channel 10/55 Inc.	Delaware
CBS Communications Services Inc.	Delaware
CBS Communications Technology Group Inc.	Delaware
CBS Consumer Products Inc.	Delaware
CBS Corporate Services Inc.	Delaware
CBS CW Network Partner LLC	Delaware
CBS DBS Inc.	Delaware
CBS DEC Inc.	Delaware
CBS Domains Inc.	Virginia
CBS EcoMedia Inc.	Delaware
CBS Employee Services Inc.	Delaware
CBS Executive Services Corporation	Delaware
CBS Experiences Inc.	Delaware
CBS Film Funding Company Inc.	Delaware
CBS Films Inc.	Delaware
CBS Films Distribution Inc.	Delaware
CBS Films Productions Inc.	Delaware
CBS First Run Development Company Inc.	Delaware
CBS First Run Limited	Delaware
CBS Foundation Inc.	New York
CBS General Entertainment Australia Inc.	Delaware
CBS Home Entertainment Inc.	Delaware
CBS Holdings (Mexico) Inc.	Delaware
CBS Hollywood Partner Inc.	Delaware
CBS IDA Inc.	Delaware
CBS Interactive Inc.	Delaware
CBS Interactive Media Inc.	Delaware
CBS International Inc.	Delaware
CBS IRB Acquisition Inc.	Delaware
CBS Japan Inc.	New York
CBS K-Band Inc.	Delaware

CBS Last FM Holding Inc.	Delaware
CBS LITV LLC	Delaware
CBS-Lux Holding LLC	Delaware
CBS Lyrics Inc.	Delaware
CBS Mass Media Corporation	Delaware
CBS MaxPreps Inc.	California
CBS Media Realty Corporation	New York
CBS Music LLC	Delaware
CBS News Inc.	Delaware
CBS Operations Inc.	Delaware
CBS Operations Investments Inc.	Delaware
CBS Operations Services Inc.	Delaware
CBS Outdoor Investments Inc.	Delaware
CBS Overseas Inc.	New York
CBS Overseas Productions Two Inc.	Delaware
CBS Phoenix Inc.	Delaware
CBS Pictures Overseas Inc.	Delaware
CBS PNW Sports Inc.	Delaware
CBS Receivables Funding II Corporation	Delaware
CBS Receivables Funding III Corporation	Delaware
CBS Records Inc.	Delaware
CBS Retail Stores Inc.	Delaware
CBS–Sac Music Inc.	Delaware
CBS Satellite News Inc.	Delaware
CBS Services Inc.	Delaware
CBS Shopping Inc.	Delaware
CBS Sports Inc.	Delaware
CBS Stations Group of Texas LLC	Delaware
CBS Stock Holdings I Inc.	Delaware
CBS Studios Inc.	Delaware
CBS Studios Networks Inc.	New York
CBS Studios Overseas Productions Inc.	Delaware
CBS Studios Productions LLC	Delaware
CBS Subsidiary Management Corp.	Delaware
CBS Survivor Productions, Inc.	Delaware
CBS Technology Corporation	Delaware
CBS Television Licenses LLC	Delaware
CBS Television Service Inc.	Delaware
CBS Television Stations Inc.	Delaware
CBS Temp Services Inc.	Delaware
CBS TVG Inc.	Delaware
CBS UAC Corporation	Delaware
CBS Worldwide Distribution Inc.	Delaware
CBS World Wide Ltd.	New York
CBT Sports, LLC	Delaware
CCG Ventures, Inc.	Delaware

Central Fidelity Insurance Company	Vermont
Centurion Satellite Broadcast Inc.	Delaware
Championship Productions Inc.	Delaware
Channel 28 Television Station, Inc.	Delaware
Channel 34 Television Station LLC	Delaware
Charter Crude Oil Company	Texas
Charter Futures Trading Company	Texas
Charter Media Company	Delaware
Charter Oil Company	Florida
Charter Oil Services, Inc.	Texas
Chazo Productions Inc.	Delaware
CIOC Remediation Trust	Delaware
CIOC LLC	Delaware
Classless Inc.	Delaware
Clicker Media Inc.	Delaware
CNET Investments, Inc.	Delaware
Columbia Television, Inc.	New York
Comanche Moon Productions Inc.	New Mexico
Comicbook.com, LLC	Tennessee
Commissioner.com, Inc.	New York
Compelling Music LLC	California
Concord Entertainment Inc.	Delaware
Consolidated Caguas Corporation	Delaware
Cross Step Productions Inc.	Delaware
CSTV Networks, Inc.	Delaware
CSTV Online, Inc.	Delaware
CSTV Regional, LLC	Delaware
CSTV-A, LLC	Delaware
CSTV-B, LLC	Delaware
Danni Productions LLC	Louisiana
Davis Circle Productions Inc.	Delaware
Delaware Resource Beneficiary, Inc.	Delaware
Delaware Resource Lessee Trust	Delaware
Delaware Resource Management, Inc.	Delaware
Desilu Productions Inc.	Delaware
Detroit Television Station WKBD Inc.	Virginia
Digital Video Ops Inc.	Delaware
Dotspotter Inc.	Delaware
Dutch Holding I LLC	Delaware
Dutch Holding II LLC	Delaware
Dutchess Resource Management, Inc.	Delaware
Dynamic Soap, Inc.	California
Eagle Direct, Inc.	Delaware
Elite Productions Inc.	Delaware
Elysium Productions Inc.	Delaware
Energy Development Associates Inc.	Delaware

EPI Music LLC	California
Erica Film Productions, Inc.	California
ET Media Group Inc.	Delaware
Evergreen Programs LLC	New York
EWB Corporation	Delaware
Eye Animation Productions Inc.	Delaware
Eye Creative Media Group Inc.	Delaware
Eye Explorations Inc.	Delaware
Eye Productions Inc.	Delaware
FHT Media Holdings LLC	Delaware
Fifty-Sixth Century Antrim Iron Company, Inc.	Delaware
Film Intex Corporation	Delaware
Films Ventures (Fiji) Inc.	Delaware
First Hotel Investment Corporation	Delaware
Forty-Fourth Century Corporation	Delaware
Four Crowns, Inc.	Delaware
French Street Management LLC	Delaware
Front Street Management Inc.	Delaware
G&W Leasing Company	Delaware
G&W Natural Resources Company, Inc.	Delaware
Games Exchange Inc.	Delaware
Gateway Fleet Company	Pennsylvania
Glendale Property Corp.	Delaware
Glory Productions Inc.	Delaware
Gloucester Titanium Company, Inc.	Delaware
GNS Productions Inc.	Delaware
GolfWeb	California
Gorgen, Inc.	California
Grammar Productions Inc.	Delaware
Gramofair Inc.	Delaware
Granite Productions Inc.	California
Granville LA LLC	Louisiana
Granville Pictures Inc.	Delaware
Green Tiger Press, Inc.	California
Group W Television Stations, L.P.	Delaware
Gulf & Western Indonesia, Inc.	Delaware
H R Acquisition Corp.	Delaware
Hamilton Projects, Inc.	New York
Image Edit, Inc.	Delaware
IMR Acquisition Corp.	Delaware
Inside Edition Inc.	New York
Interstitial Programs Inc.	Delaware
Irvine Games Inc.	Delaware
Irvine Games USA Inc.	Delaware
Jumbo Ticket Songs Inc.	Delaware
Just U Productions, Inc.	California

K.W. M., Inc.	Delaware
Katled Systems Inc.	Delaware
Kilo Mining Corporation	Pennsylvania
King World Corporation	Delaware
King World Development Inc.	California
King World Direct Inc.	Delaware
King World Media Sales Inc.	Delaware
King World Merchandising, Inc.	Delaware
King World Productions, Inc.	Delaware
King World Studios West Inc.	California
King World/CC Inc.	New York
Kristina Productions Inc.	Delaware
KUTV Holdings, Inc.	Delaware
KW Development Inc.	California
KWP/RR Inc.	New York
KWP Studios Inc.	California
KWTS Productions Inc.	California
Large Ticket Songs Inc.	Delaware
Late Night Cartoons Inc.	Delaware
Laurel Entertainment LLC	Delaware
Liliana Productions Inc.	Delaware
Lincoln Point Productions Inc.	Delaware
Los Angeles Television Station KCAL LLC	Delaware
Low Key Productions Inc.	Delaware
LT Holdings Inc.	Delaware
Maarten Investerings Partnership	New York
Magical Jade Productions Inc.	Delaware
Magic Molehill Productions, Inc.	California
Matlock Company, The	Delaware
Mattalex LLC	Delaware
Melrose Productions Inc.	California
Meredith Productions LLC	Delaware
Merlot Film Productions, Inc.	California
Merritt Inc.	Delaware
Miami Television Station WBFS Inc.	Delaware
MVP.com Sports, Inc.	Delaware
Narrabeen Productions Inc.	Delaware
New Jersey Zinc Exploration Company, The	Delaware
Nicki Film Productions, Inc.	California
North Shore Productions Inc.	California
NTA Films, Inc.	New York
O Good Songs Company	California
O’Connor Combustor Corporation	California
OM/TV Productions Inc.	Delaware
On Broadband Networks LLC	Delaware
Orange Ball Networks Subsidiary PRC LLC	Delaware

OurChart.com LLC	Delaware
Our Home Productions Inc.	Delaware
Outlet Networks Inc.	Delaware
Part-Time Productions Inc.	Delaware
PCCGW Company, Inc.	Delaware
PCI Canada Inc.	Delaware
PCI Network Partner II Inc.	Delaware
PCI Network Partner Inc.	Delaware
Permutation Productions Inc.	Delaware
Philadelphia Television Station WPSG Inc.	Delaware
Pittsburgh Television Station WPCW Inc.	Delaware
PMV Productions, Inc.	Delaware
Possible Productions Inc.	Delaware
Possum Point Incorporated	Delaware
Pottle Productions, Inc.	California
Preye, Inc.	California
Proxy Music LLC	California
Quemahoning Coal Processing Company	Pennsylvania
Radford Studio Center Inc.	California
Raquel Productions Inc.	Delaware
Real TV Music Inc.	Delaware
Recovery Ventures Inc.	Delaware
Republic Distribution LLC	Delaware
Republic Entertainment LLC	Delaware
Republic Pictures Enterprises LLC	Delaware
Republic Pictures Productions LLC	California
RH Productions Inc.	California
RTV News Inc.	Delaware
RTV News Music Inc.	Delaware
Sacramento Television Stations Inc.	Delaware
Salton Sea Songs LLC	Delaware
San Francisco Television Station KBCW Inc.	Virginia
Saucon Valley Iron and Railroad Company, The	Pennsylvania
SBX Acquisition Corp.	Delaware
Scott-Mattson Farms, Inc.	Florida
Ship House, Inc.	Florida
SHOtunes Music LLC	Delaware
Show Works Productions Inc.	Delaware
Showtime Digital Inc.	Delaware
Showtime Live Entertainment Inc.	Delaware
Showtime Marketing Inc.	Delaware
Showtime Melodies Inc.	Delaware
Showtime Networks Inc.	Delaware
Showtime Networks Inc. (U.K.)	Delaware
Showtime Networks Satellite Programming Company	California
Showtime Online Inc.	Delaware

Showtime Pictures Development Company	Delaware
Showtime Satellite Networks Inc.	Delaware
Showtime Songs Inc.	Delaware
Showtime/Sundance Holding Company Inc.	Delaware
SIFO One Inc.	Delaware
SIFO Two Inc.	Delaware
Simon & Schuster Digital Sales Inc.	Delaware
Simon & Schuster Global Services Inc.	Delaware
Simon & Schuster India LLC	Delaware
Simon & Schuster International Inc.	Delaware
Simon & Schuster, Inc.	New York
SN Digital LLC	Delaware
SNI/SI Networks LLC	Delaware
Soapmusic Company	Delaware
Solar Service Company	Delaware
SongFair Inc.	Delaware
Spelling Daytime Songs Inc.	Delaware
Spelling Daytime Television Inc.	Delaware
Spelling Entertainment Group LLC	Delaware
Spelling Entertainment LLC	Delaware
Spelling Satellite Networks Inc.	California
Spelling Television Inc.	Delaware
SportsLine.com, Inc.	Delaware
St. Johns Realty Investors	Delaware
Starfish Productions Inc.	Florida
Stargate Acquisition Corp. One	Delaware
Stat Crew Software, Inc.	Ohio
Stranglehold Productions, Inc.	California
Sunset Beach Productions, Inc.	Delaware
Survivor Productions, LLC	Delaware
Swift Justice Productions Inc.	Delaware
T&R Payroll Company	Delaware
Taylor Forge Memphis, Inc.	Delaware
TDI Worldwide Investments Inc.	Delaware
Television Station KTXA Inc.	Virginia
Television Station WTCN LLC	Delaware
The CW Television Stations Inc.	Delaware
The Late Show Inc.	Delaware
They Productions Inc.	Delaware
Things of the Wild Songs Inc.	Delaware
Third Century Company	Delaware
Thirteenth Century Corporation	Delaware
Thirtieth Century Corporation	Delaware
Timber Purchase Company	Florida
Toe-to-Toe Productions Inc.	Delaware
Torand Payroll Company	Delaware

Torand Productions Inc.	Delaware
Total Warehouse Services Corporation	Delaware
Trans-American Resources, Inc.	Delaware
TSM Services Inc.	Delaware
Tube Mill, Inc.	Alabama
TV Guide Online Holdings LLC	Delaware
TV Scoop Inc.	Delaware
UPN (general partnership)	Delaware
UPN Holding Company, Inc.	California
UPN Properties, Inc.	California
Ureal Productions Inc.	Delaware
VE Development Company	Delaware
VE Drive Inc.	Delaware
VE Television Inc.	Delaware
VI Services Corporation	Delaware
VISI Services Inc.	Delaware
Visions Productions, Inc.	New York
VJK Inc.	Delaware
VNM Inc.	Delaware
VP Direct Inc.	Delaware
VPix Inc.	Delaware
VP Programs Inc.	California
VSC Compositions LLC	New York
VSC Music LLC	New York
Waste Resource Energy, Inc.	Delaware
WBCE Corp.	New York
WCC FSC I, Inc.	Delaware
WCC Project Corp.	Delaware
Westgate Pictures Inc.	Delaware
Westinghouse Aircraft Leasing Inc.	Delaware
Westinghouse Asset Management Inc.	Delaware
Westinghouse Canada Holdings L.L.C.	Delaware
Westinghouse CBS Holding Company, Inc.	Delaware
Westinghouse Electric Corporation	Delaware
Westinghouse Environmental Management Company of Ohio, Inc.	Delaware
Westinghouse Hanford Company	Delaware
Westinghouse Holdings Corporation	Delaware
Westinghouse Idaho Nuclear Company, Inc.	Delaware
Westinghouse Investment Corporation	Delaware
Westinghouse Licensing Corporation	Pennsylvania
Westinghouse Reinvestment Company, L.L.C.	Delaware
Westinghouse World Investment Corporation	Delaware
W-F Productions, Inc.	Delaware
Wilshire Entertainment Inc.	Delaware
Wilshire/Hauser Company	Delaware
World Volleyball League, Inc.	New York

Worldvision Enterprises LLC	New York
Worldvision Enterprises (United Kingdom) Ltd.	New York
Worldvision Enterprises of Canada, Limited	New York
Worldvision Home Video LLC	New York
WPIC Corporation	Delaware
WT Animal Music Inc.	Delaware
WT Productions Inc.	Delaware
York Resource Energy Systems, Inc.	Delaware
Young Reader’s Press, Inc.	Delaware

INTERNATIONAL

Subsidiary Name	Place of Incorporation
14 Hours Productions Inc.	Canada (Ontario)
4400 Productions Inc.	Canada (B.C.)
1928778 Ontario Inc.	Canada (Ontario)
AG Films Canada Inc.	Canada (Ontario)
Audioscrobbler Limited	United Kingdom
Bahamas Underwriters Services Limited	Bahamas
Cania Productions Inc.	Canada (Ontario)
Caprice Pty Ltd.	Australia
Cayman Overseas Reinsurance Association	Cayman Islands
CBS-CSI International B.V.	Netherlands
CBS All Access International UK Limited	United Kingdom
CBS Australia Holding B.V.	Netherlands
CBS Broadcast International B.V.	Netherlands
CBS Broadcast Kingworld Distribution CV	Netherlands
CBS Broadcast International of Canada Ltd.	Canada (Ontario)
CBS Broadcast Services Limited	United Kingdom
CBS Canada Co.	Canada (Nova Scotia)
CBS Canada Holdings Co.	Canada (Nova Scotia)
CBS Canadian Film and Television Inc.	Canada (Ontario)
CBS CSI Distribution CV	Netherlands
CBS EMEA Limited	United Kingdom
CBS Enterprises (UK) Limited	United Kingdom
CBS Films Canadian Productions Inc.	Canada (Ontario)
CBS Holding (Germany) B.V.	Netherlands
CBS Holdings (Germany) II B.V.	Netherlands
CBS Interactive GmbH	Switzerland
CBS Interactive Limited	United Kingdom
CBS Interactive Pte Ltd.	Singapore
CBS Interactive Pty. Ltd.	Australia
CBS International (Netherlands) B.V.	Netherlands
CBS International GmbH	Germany
CBS International Holdings B.V.	Netherlands
CBS International Holdings UK Limited	United Kingdom
CBS International Sales Holdings B.V.	Netherlands

Subsidiary Name	Place of Incorporation
CBS International Television (UK) Limited	United Kingdom
CBS International Television Australia Pty Limited	Australia
CBS International Television Holdings Limited	United Kingdom
CBS International Television Italia Srl	Italy
CBS International Television Japan GK	Japan
CBS Luxembourg S.a.r.l.	Luxembourg
CBS Netherlands Global Holding B.V.	Netherlands
CBS Netherlands Asia Pacific Holding B.V.	Netherlands
CBS Netherlands Worldwide B.V.	Netherlands
CBS Network Ten B.V.	Netherlands
CBS Outdoor Metro Services Limited	United Kingdom
CBS Productions UK Holdings Limited	United Kingdom
CBS Publishing UK Holdings Limited	United Kingdom
CBS S AG	Switzerland
CBS Showtime Distribution C.V.	Netherlands
CBS Stages Canada Co.	Canada (Nova Scotia)
CBS Studios Distribution C.V.	Netherlands
CBS Studios Distribution UK Limited	United Kingdom
CBS UK	United Kingdom
CBS UK Channels Limited	United Kingdom
CBS UK Productions Limited	United Kingdom
CBS SEA Channels Pte. Ltd.	Singapore
CBS Studios Netherlands Holding B.V.	Netherlands
CBS Worldwide Distribution C.V.	Netherlands
Channel Community Networks Corporation	Canada (Ontario)
Channel Services GmbH	Switzerland
Channel Services Holdings B.V.	Netherlands
Charter Oil (Bahamas) Limited	Bahamas
Charter Oil Specialties Limited	Bahamas
Chartreuse Pty Limited	Australia
Chuanmei Information Technologies (Shanghai) Co., Ltd.	China
CN Pilot Productions Inc.	Canada (Ontario)
Columbia Broadcasting System (Barbados) SRL	Barbados
Columbia Broadcasting System Holdings UK Limited	United Kingdom
Columbia Broadcasting System International (Barbados) SRL	Barbados
Danger Productions Inc.	Canada (Ontario)
dFactory Sarl	Switzerland
Elevenco Pty Limited	Australia
Famous Players Investments B.V.	Netherlands
First Cut Productions Inc.	Canada (B.C.)
GFB Productions Inc.	Canada (Ontario)
Grand Bahama Petroleum Company Limited	Bahamas
Grande Alliance Co. Ltd.	Cayman Islands
Granville Canadian Productions Inc.	Canada (Ontario)
Gravity Productions Inc.	Canada (B.C.)

Subsidiary Name	Place of Incorporation
Gulf & Western do Brazil Industria e Comercio Limitada (in liquidation)	Brazil
Gulf & Western International N.V.	Netherlands Antilles
Gulf & Western Limited	Bahamas
International Raw Materials Limited	Bahamas
KAPCAN1 Productions Inc.	Canada (B.C.)
Last.FM Acquisition Limited	United Kingdom
Last.FM Limited	United Kingdom
LS Productions Inc.	Canada (Ontario)
Mayday Productions Inc.	Canada (Ontario)
Most Watched Media C.V.	Netherlands
Most Watched Media Holdings C.V.	Netherlands
Network Ten All Access Pty Ltd.	Australia
Network Ten Pty Limited	Australia
Network Ten (Adelaide) Pty Limited	Australia
Network Ten (Brisbane) Pty Limited	Australia
Network Ten (Melbourne) Pty Limited	Australia
Network Ten (Perth) Pty Limited	Australia
Network Ten ( Sydney) Pty Limited	Australia
New Coral Ltd.	Cayman Islands
New Providence Assurance Company Limited	Bahamas
PC Home Cayman Ltd.	Cayman Islands
Pocket Books of Canada, Ltd.	Canada (Federal)
Prospect Company Ltd.	Cayman Islands
R.G.L. Realty Limited	United Kingdom
Republic Pictures Corporation of Canada Ltd.	Canada (Ontario)
Sagia Productions Inc.	Canada (Ontario)
Salvation Productions Inc.	Canada (B.C.)
SF Films Inc.	Canada (Ontario)
Showtime Canada ULC	Canada (Alberta)
Showtime Distribution B.V.	Netherlands
Simon & Schuster (Australia) Pty. Limited	Australia
Simon & Schuster (UK) Limited	UK
Simon & Schuster of Canada (1976) Ltd.	Canada (Federal)
Simon & Schuster Publishers India Private Limited	India
Spelling Television (Canada) Inc.	Canada (Ontario)
Spelling Television Quebec Inc.	Canada (Federal)
St. Francis Ltd.	Cayman Islands
St. Ives Company Ltd.	Cayman Islands
Streak Productions Inc.	Canada (Ontario)
TB Productions Inc.	Canada (Ontario)
Tele-Vu Ltee.	Canada (Federal)
Television & Telecasters (Properties) Pty Limited	Australia
Ten Employee Share Purchase Plans Pty Limited	Australia
Ten Network Holdings Pty Limited	Australia
Ten Online Pty Limited	Australia

Subsidiary Name	Place of Incorporation
Ten Ventures Pty Limited	Australia
The Ten Group Pty Limited	Australia
TMI International B.V.	Netherlands
Ultra Productions Inc.	Canada (Ontario)
VBC Pilot Productions Inc.	Canada (B.C.)
Viper Productions Inc.	Canada (B.C.)
Westinghouse Asia Pacific Limited	Hong Kong
Westinghouse International Holding UK Limited	United Kingdom
Woburn Insurance Ltd.	Bermuda
Worldvision Enterprises (France) SARL	France
Worldvision Enterprises de Venezuela	Venezuela
Worldvision Enterprises Latino-Americana, S.A.	Panama
Worldvision Filmes do Brasil, Ltda.	Brazil
WVI Films B.V.	Netherlands
YP Productions Inc.	Canada (Ontario)

*Pursuant to Item 601(b)(21)(ii) of Regulation S-K, the names of other subsidiaries of CBS Corporation are omitted because, considered in the aggregate, they would not constitute a significant subsidiary as of the end of the fiscal year covered by this Annual Report on Form 10-K.